FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

         This First Amendment to Employment Agreement (the "Amendment") is entered into effective as of December 3, 1999, by and between Fair, Isaac and Company, Inc. ("Company") and Thomas G. Grudnowski ("Employee").

         WHEREAS, Company and Employee entered into an Employment Agreement dated August 23, 1999 (the "Agreement"); and

         WHEREAS, pursuant to the Agreement, Company has issued 10,000 shares of its Common Stock to Employee subject to certain restrictions (the "Restricted Stock"), and

         WHEREAS, Company and Employee desire to amend the Agreement as set forth herein;

         THEREFORE they have agreed as follows:

1. Section 2.8.4 of the Agreement is hereby amended to read as follows:

         Additional Option Grant. The Company hereby grants Employee options to acquire an additional 40,000 shares of the Company's Common Stock pursuant to a Stock Option Agreement to be entered into between Company and Employee simultaneously with the execution of this Amendment. The Exercise Price for the options granted pursuant to this Paragraph shall be equal to the closing price of the Company's Common Stock as quoted by the New York Stock Exchange on the date of this Amendment, i.e. December 3, 1999. All such options shall vest on January 1, 2000, and shall expire on December 3, 2009.

2. The Restricted Stock previously issued by the Company to Employee shall be cancelled. Employee shall not be liable for the par value of such Restricted Stock and no dividends have been or shall be paid on such Restricted Stock.

         Except as expressly amended hereby, the Agreement shall remain in full force and effect.

                                                                   EXHIBIT 10.43

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FIRST AMENDMENT TO EMPLOYMENT AGREEMENT                              Page 2 of 2

         IN WITNESS WHEREOF, the Company has caused this Amendment to be executed by its duly authorized officer and Employee has executed this Amendment as of the day and year first above written:


                                        FAIR, ISAAC AND COMPANY, INC.

                                        By: ____________________________________

                                        Its: Senior Vice President and Secretary


                                        EMPLOYEE:

                                        ________________________________________
                                                 Thomas G. Grudnowski